UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 8, 2013 (August 6, 2013)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10123

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement contained herein to reflect events or circumstances that may arise after the date of this filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Newtek Business Services, Inc (the “Company”) held its Annual Meeting of Shareholders on June 18, 2013 (the “Annual Meeting”). A total of 33,165,108 Common Shares were present or represented by proxy at the meeting, or 90.5% of the outstanding Common Shares. Proposals I and II were approved. The proposals below are described in detail in the Company’s definitive proxy statement, dated May 28, 2013, for its 2013 Annual Meeting. The Company’s shareholders cast their votes for each of the two proposals as follows:

Proposal I: To elect four directors of the Company to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2014:

Director	Votes For	Votes Withheld	Broker Non-Votes
David C. Beck	18,278,530	70,194	14,816,384
Sam Kirschner	18,251,480	67,244	14,816,384
Salvatore F. Mulia	18,279,480	69,244	14,816,384
Barry Sloane	18,296,980	51,744	14,816,384

Proposal II: To ratify the appointment of McGladrey LLP as the Company’s independent registered accounting firm (independent auditors) for the year ended December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,083,983	6,730	74,395	0

Item 7.01	Regulation FD Disclosure.

The Company also held a conference call on August 6, 2013 to discuss the matters set forth in the press release entitled “Newtek Business Services, Inc. Reports 67% Increase in Second Quarter 2013 Diluted EPS to $0.05; Second Quarter 2013 Total Operating Revenues Up 14.5% to $37 Million; Company Reaffirms 2013 Guidance; Expects 20% Growth in Diluted Earnings Per Share in 2013” (the “Press Release”), a copy of which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2013 and is incorporated by reference herein. In conjunction with the call, the Company distributed an investor presentation, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The presentation is also available on the Company’s investor relations website at http://investor.newtekbusinessservices.com.

The information contained in this Current Report, including the Press Release and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Investor Presentation for Conference Call on August 6, 2013.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: August 8, 2013	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation for Conference Call on August 6, 2013.